                             AFG INVESTMENT TRUST C
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                                   FORM 8-KA

                                                                    Exhibit 99.2


Summary

In December 2000, the Trust formed MILPI Holdings LLC ("MILPI") for the purpose of acquiring up to 100% of the outstanding common stock of PLM International, Inc. ("PLM"), an equipment leasing and asset management company. MILPI formed MILPI Acquisition Corp. ("MILPI Acquisition") to facilitate the transaction. The Trust reported on its Form 8-K dated December 22, 2000 that MILPI Acquisition, a wholly owned subsidiary of MILPI, entered into a definitive agreement and plan of merger to acquire PLM and in connection with the merger, MILPI Acquisition would make a tender offer to purchase any and all shares of PLM's outstanding common stock. On February 22, 2001, MILPI Acquisition announced that it had completed its cash tender offer and accepted for purchase 6,284,261 shares of PLM common stock, representing approximately 83% of PLM's issued and outstanding common stock. The aggregate consideration MILPI Acquisition paid to PLM stockholders in connection with the tender offer was approximately $21.7 million in cash. The Trust owns 34% of MILPI and has paid $7,466,733 as its share of the acquisition price, including acquisition fees paid to AFG ASIT Corporation, the Trust's Managing Trustee, and has accrued $255,000 for an estimate of amounts to be reimbursed to MILPI for acquisition costs.

The accompanying unaudited pro forma statement of financial position presents the financial position of the Trust, assuming that the tender offer for PLM by MILPI Acquisition was completed as of December 31, 2000. Such pro forma information is based on the historical balance sheets of the Trust and PLM at December 31, 2000 and estimated fair value of the assets and liabilities of PLM. The Trusts are obtaining additional information to refine the estimates of fair value. This additional information may result in changes to the estimated fair values.

As required by Rule 11-02 of Regulation S-X, the unaudited pro forma statement of operations has been prepared assuming that the tender offer of PLM by MILPI Acquisition was consummated as of the beginning of the period presented. The unaudited statement of operations reflects the historical results of operations for the Trust and PLM for the year ended December 31, 2000, as adjusted by the effect of pro forma adjustments.

The unaudited pro forma financial statements give effect to certain pro forma adjustments which are described in the accompanying notes. The unaudited pro forma financial statements do not reflect any operating synergies anticipated by the Trust as a result of the acquisition of its ownership interest in MILPI.

The unaudited pro forma results are presented for informational purposes only and are not necessarily indicative of the results of operations or financial position which would have been achieved had the transaction been completed as of the beginning of the period presented, nor is it necessarily indicative of the Trust's future results of operations or financial position.

The audited pro forma financial statements should be read in conjunction with the historical audited financial statements of the Trust and PLM, including the related notes thereto.

                             AFG Investment Trust C

              UNAUDITED PRO FORMA STATEMENT OF FINANCIAL POSITION
                            As of December 31, 2000

                                                                            Pro forma
                                                                           Adjustments
                                                             Trust C    MILPI Acquisition      Pro forma
                                                             -------    -----------------      ---------
ASSETS
Cash and cash equivalents...............................   $ 8,848,816   $(7,058,087)(a)     $ 1,790,729
Rents receivable........................................       257,399                           257,399
Accounts receivable - affiliate.........................       424,853                           424,853
Interest receivable.....................................         8,930                             8,930
Loan receivable - Kettle Valley.........................        77,059                            77,059
Guarantee fee receivable................................       126,000                           126,000
Interest in Kettle Valley...............................     4,315,263                         4,315,263
Interest in EFG Kirkwood................................     3,803,949                         3,803,949
Investments - other.....................................       238,382                           238,382
Interest in MILPI.......................................            --     7,721,733(a)        7,721,733
Other assets............................................       886,793      (408,646)(a)         478,147
                                                                         -----------
Equipment at cost, net of accumulated depreciation
   of $20,018,229 at December 31, 2000..................    33,364,106                        33,364,106
                                                           -----------                       -----------
   Total assets.........................................   $52,351,550   $   255,000         $52,606,550
                                                           ===========   ===========         ===========

LIABILITIES AND PARTICIPANTS' CAPITAL

Notes payable...........................................   $26,220,794   $                   $26,220,794
Accrued interest........................................       344,871                           344,871
Accrued liabilities.....................................       284,691                           284,691
Accrued liabilities - affiliate.........................        47,835       255,000(a)          302,835
Deferred rental income..................................        29,882                            29,882
Other liabilities.......................................     1,524,803                         1,524,803
                                                           -----------   -----------         -----------
   Total liabilities....................................    28,452,876       255,000          28,707,876
                                                           -----------   -----------         -----------
Participants' capital (deficit):
 Managing Trustee.....................................          23,386                            23,386
 Special Beneficiary..................................         192,938                           192,938
 Class A Beneficiary Interests (1,787,153 Interests;
   Initial purchase price of $25 each)................      25,570,027                        25,570,027
 Class B Beneficiary Interests (3,024,740 Interests;
   Initial purchase price of $5 each).................         450,690                           450,690
 Treasury Interests (223,861 Class A Interests at Cost)     (2,338,367)                       (2,338,367)
                                                           -----------   -----------         -----------
     Total participants' capital........................    23,898,674                        23,898,674
                                                           -----------   -----------         -----------
     Total liabilities and participants' capital........   $52,351,550   $   255,000         $52,606,550
                                                           ===========   ===========         ===========


                            See accompanying notes.

                             AFG Investment Trust C

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000



                                                                            Pro forma
                                                                        Adjustments MILPI
                                                    Trust C                Acquisition                Pro forma
                                                    -------             -----------------             ---------
Income:
      Lease revenue..........................    $     7,733,941                                    $      7,733,941
      Interest income........................            666,975                                             666,975
      Gain on sale of investment securities..             70,095                                              70,095
      Gain on sale of equipment..............          2,012,657                                           2,012,657
      Other income...........................            301,400                                             301,400
                                                 ---------------      -------------------            ---------------

         Total income........................         10,785,068                                          10,785,068
                                                 ---------------      -------------------            ---------------

Expenses:
      Depreciation and amortization..........          4,255,457                                           4,255,457
      Amortization of intangible assets......                 --                   49,330(b)                  49,330
      Interest expense.......................          2,463,263                                           2,463,263
      Management fees - affiliates...........            431,078                                             431,078
      Loss from interests in Kettle Valley...             91,066                                              91,066
      Loss from interests in EFG Kirkwood....            190,201                                             190,201
      Loss from interest in MILPI............                 --                  228,784(c)                 228,784
      Write-down of other investment.........             50,510                                              50,510
      Operating expenses - affiliate.........            543,363                                             543,363
                                                 ---------------      -------------------            ---------------
         Total expenses......................          8,024,938                  278,114                  8,303,052
                                                 ---------------      -------------------            ---------------
Net income (loss)............................    $     2,760,130                 (278,114)(d)        $     2,482,016
                                                 ===============      ===================            ===============

Net income

    per Class A Beneficiary Interest.........              $0.94                                               $0.85
                                                 ===============                                     ===============
    per Class B Beneficiary Interest.........              $0.22                                               $0.20
                                                 ===============                                     ===============
Cash distributions declared
    per Class A Beneficiary Interest.........    $            --                                     $            --
                                                 ===============                                     ===============
    per Class B Beneficiary Interest.........    $            --                                     $  --
                                                 ===============                                     ===============


                            See accompanying notes.

                              AFG Investment Trust C

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2000


The pro forma adjustments outlined below present separate adjustments related to the purchase of equity interest in MILPI Holdings LLC ("MILPI").

The Trust will account for the acquisition of the membership interest using the equity method of accounting. Accordingly, the Trust's cost to acquire the ownership interest in MILPI will be accounted for as "Interest in MILPI" and the Trust's share of the operations of MILPI will be accounted for as "Income/Loss from interest in MILPI". The excess of the "Interest in MILPI" over the fair market value of the net identifiable assets purchased is considered to be goodwill and is amortized over the preliminarily estimated economic life of 7 years from the date of acquisition, based on the estimated economic lives of PLM's assets. See Note (b).

The pro-forma adjustments reflect the interest in MILPI, and the related interest in MILPI's purchase of 83% of the outstanding common stock of PLM International, Inc. as if the acquisition had occurred on December 31, 2000 for purposes of the pro forma statement of financial position and on January 1, 2000 for purposes of the pro forma statement of operations. Such pro forma information is based on the historical financial statements of the Trust and the estimated fair values of the assets and liabilities of PLM as of and for the year ended December 31, 2000.


(a) Adjustment reflects the purchase of the membership interest in MILPI. The purchase price is calculated as follows:

     Total Purchase Price - See Note (b)                      $22,710,979

     Proportionate interest owned by the Trust                         34%
                                                              -----------

     Proportion of purchase price payable by the Trust          7,721,733

     Less: amount previously paid and held in escrow             (408,646)
                                                              -----------

     Total cash due from the Trust                              7,313,087

     Cash paid by the Trust at closing                         (7,058,087)
                                                              -----------

     Transaction costs to be reimbursed by Trust to MILPI     $   255,000
                                                              ===========

(b) Adjustment reflects the amortization resulting from the allocation of the purchase price to the net assets acquired for the Trust's membership interest in MILPI. The Trust is evaluating the appropriate economic useful life for the goodwill. For purposes of these pro forma financial statements, the Trust has preliminarily estimated a useful life for goodwill of 7 years. To the extent that the Trust ultimately concludes the useful life should be different from 7 years, the adjustment for amortization expense for the year ended December 31, 2000 would be different than the amount included herein. The purchase price and preliminary allocation of the purchase price, based on estimated fair values, are as follows:

     Purchase Price Allocation:
     --------------------------
     Estimated fair value of total assets                                                    $ 46,523,000
     Estimated fair value of total liabilities                                                (17,753,000)
                                                                                             ------------

     Estimated fair value of net identifiable assets                                           28,770,000

     Less: estimated transition liabilities assumed                                            (2,631,000)
                                                                                             ------------

     Estimated fair value of net identifiable assets purchased                                 26,139,000
     Percentage of Stock of PLM purchased by MILPI                                                     83%
                                                                                              -----------
     Estimated fair value of net identifiable assets acquired                                  21,695,370

     Amount paid for shares of PLM                                     $ 21,743,543
     Total 1% acquisition fee paid                                          217,436
     Other estimated transaction costs accrued                              750,000
                                                                       ------------
          Total Purchase Price                                                                 22,710,979
                                                                                             ------------

     Total estimated goodwill                                                                   1,015,609

     Trust's proportionate interest in MILPI                                                           34%
                                                                                             ------------

     Estimated goodwill purchased by Trust                                                   $    345,307
                                                                                             ============

     Annual amortization of goodwill over estimated life of 7 years                          $     49,330
                                                                                             ============


     The 1% acquisition fee was paid to a wholly owned subsidiary of Semele Group Inc. for facilitating the tender offer for PLM.

(c) Adjustment reflects the Trust's ownership interest in PLM's net income from continuing operations, adjusted for MILPI's 83% ownership and the Trust's 34% ownership of MILPI, less the additional depreciation expense from the adjustment to increase PLM's assets to fair value.



     Net Income from continuing operations of PLM
     for the year ended December 31, 2000                            $  63,000


     Write-up in value of PLM's assets to fair value      $6,116,000
     Estimated remaining useful lives of assets (years)            7
                                                          ----------
     Annual estimated depreciation expense                            (873,714)
                                                                     ---------

     Pro forma loss of PLM for the year ended
     December 31, 2000                                                (810,714)
     MILPI's ownership interest in PLM                                      83%
                                                                     ---------

                                                                      (672,893)

     Trust's proportionate interest                                         34%
                                                                     ---------

     Trust's pro forma loss from interest in MILPI                   $(228,784)
                                                                     =========


(d) The Trust is not a taxable entity for income tax purposes and therefore no pro forma income tax adjustments are applicable.